SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS International Fund DWS International VIP DWS Equity Dividend Fund DWS Emerging Markets Equity Fund

The following information replaces the existing disclosure contained under the ”Portfolio Manager(s)” sub-heading of the ”MANAGEMENT” section of each fund’s summary prospectus.

Thomas Voecking, Managing Director. Portfolio Manager of the fund. Joined the fund in 2011.

Juergen Foerster, Vice President. Portfolio Manager of the fund. Joined the fund in 2012.

Johannes Prix, PhD, CFA, Vice President. Portfolio Manager of the fund. Joined the fund in 2012.

Please Retain This Supplement for Future Reference

August 26, 2013
PROSTKR-296

Deutsche Asset & Wealth Management